CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Philip R. McLoughlin, Chairman of Phoenix Institutional Mutual Funds (the "Trust"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.       The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:  September 2, 2004           /s/Philip R. McLoughlin
     -------------------           ---------------------------------------------
                                   Philip R. McLoughlin, Chairman
                                   (principal executive officer)


I, Nancy G. Curtiss, Treasurer of Phoenix Institutional Mutual Funds (the "Trust"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.       The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:  September 2, 2004           /s/Nancy G. Curtiss
     -------------------           ---------------------------------------------
                                   Nancy G. Curtiss, Treasurer
                                   (principal financial officer)